UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2008


                        LOCATEPLUS HOLDINGS CORPORATION
                          (Exact name of registrant as

                           specified in its charter)

                                   000-49957
                            (Commission File Number)

                  DELAWARE                           04-3332304
      (State or other jurisdiction                (I.R.S. Employer
            of incorporation)                     Identification No.)

                         100 CUMMINGS PARK, SUITE 235M
                                BEVERLY, MA 01915
             (Address of principal executive offices, with zip code)

                                 (978) 921-2727
                        (Registrant's telephone number,
                              including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The registrant held its 2008 Annual Meeting on dateMonth9Day15Year2008September 15, 2008. At the Annual Meeting the following individuals proposed by management were elected by a majority of those shares represented and voting:

     James  Fields,  to  serve  a  three  year  term.
     Rich  Nagle,  to  serve  a  three  year  term.
     Ralph  Caruso,  to  serve  a  two  year  term.
     Paul  DeRoche,  to  serve  a  one  year  term.
     David  Skerrett,  to  serve  a  one  year  term.

For further information, please refer to the registrant's Press release attached as Exhibit 1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1. PRESS RELEASE



                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     LOCATEPLUS  HOLDINGS  CORPORATION

Date:  September 30, 2008

By: /s/  James  Fields
-----------------------
James  Fields
President and CEO